Exhibit 10.4(l)
                                 ---------------

                           COMMERCIAL PLEDGE AGREEMENT

Principal           Loan Date           Maturity       Loan No.       Call
$172,725.73         08-18-1998          11-16-1998     5010001204      CPB
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Collateral          Account             Officer        Initials
   010                                   11M

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.
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Borrower: AMERICAN FIRE RETARDANT CORPORATION               TIN: 72-1261941
          110 BRUSH ROAD
          BROUSSARD, LA 70518

Lender:   ST. MARTIN BANK & TRUST COMPANY                   TIN: 720307850
          Lafayette Office
          2810 Johnston Street
          Lafayette, LA 70503
===============================================================================

THIS COMMERCIAL PLEDGE AGREEMENT is entered into between AMERICAN FIRE RETARDANT CORPORATION (referred to below as "Grantor"); and ST. MARTIN BANK & TRUST COMPANY (referred to below as "Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a continuing security interest in the Collateral to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     Agreement. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Commercial Pledge Agreement from time to time.

     Collateral. The word "Collateral" means individually, .collectively and interchangeably Grantor's present and future rights, title and interest in and to the following, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, together with any and all present and future certificates and/or instruments evidencing any investment property, and further together with all income and proceeds as described below:

     Commercial Security Agreement dated May 21,1997 covering all inventory, accounts, and equipment

     Encumbrances. The word "Encumbrances" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future, may affect the Collateral or any part or parts thereof.

     Event  of  Default.   The  words  "Event  of  Default"  mean  individually,
     collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor.   The  word  "Grantor"  means   individually,   collectively   and
     interchangeably AMERICAN FIRE RETARDANT CORPORATION, Its successors and assigns.

     Guarantor. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     Income and Proceeds. "The words Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest. profits, distributions. benefits, rights, options, warrants, dividends, stock dividends of every type and description, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, and all other types of proceeds, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property of every type and description which Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles. The words "Income and Proceeds" also specifically include, without limitation, (a) any and all of Grantor's present and future options, warrants and/or rights accruing from, or arising out of, or in any way connected with the Collateral, including without limitation,
     Grantor's rights to exercise and/or enforce such options, warrants or rights; (b) any and all of Grantor's present and future rights. title and interest in and to any and all distributions, of every type and description, to be paid or payable under, or on account of, or attributable to the Collateral, Including without limitation, Grantor's rights to receive and to collect such distributions and Grantor's rights to enforce performance, collection and/or payment thereof; (c) any and all of Grantor's present and future rights, title and Interest in and to all Interest, Income, profits and other benefits and distributions, of every type and description, derived or to be derived from the Collateral, Including without limitation, Grantor's rights to receive such Interest, Income, profits, benefits and other distributions and Grantor's rights to enforce performance, collection and/or payment thereof; (d) all general Intangibles In any way related to the Collateral; and (e) any and all of Grantees present and future rights, title and interest in and to any and all proceeds, of every type and description, derived or to be derived from the sale, transfer, assignment and/or other distribution of the Collateral, including the right to receive such proceeds and Grantor's rights to enforce performance, collection and/or payment thereof.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. in addition, the word "Indebtedness" also includes any and all other loans, extensions of credit, obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, that may now and in the future be owed to or incurred in favor of Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, whether related or unrelated, whether committed or purely discretionary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by the statute of limitations; and whether such indebtedness may be or hereafter may become void or otherwise unenforceable. (initial ___)

     Lender.  The word  "Lender"  means ST.  MARTIN  BANK & TRUST  COMPANY  TIN:
     72-0307850, Its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

     Note. The word "Note" means the note or credit agreement dated August 18, 1998, in the principal amount of $172,725.73 from AMERICAN FIRE RETARDANT CORPORATION to Lender, together with all substitute or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

     Obligor. The word "Obligor" means and includes individually, collectively and interchangeably without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral. in the context of Grantor's Collateral, the word "Obligor" means the issuer or issuers of the Collateral.

     Related Documents. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

DELIVERY OF COLLATERAL. Contemporaneous with the execution of this Agreement, Grantor has delivered or will deliver to Lender or Lender's designated agent the above described Collateral, including without limitation, any and all certificates and/or instruments evidencing Grantor's Collateral subject to this Agreement, appropriately endorsed in blank, together with irrevocable stock powers also endorsed in blank. As long as this Agreement remains in effect, Grantor further agrees to immediately deliver to Lender, or Lender's designated agent, any and all additions to and/or substitutions or replacements for the Collateral. In the event that Grantor is unable to deliver any of the Collateral to Lender or Lender's designated agent at the time this Agreement is executed ,or should Grantor ever withdraw or obtain temporary possession of any of the Collateral while this Agreement remains in effect, either under a trust receipt or otherwise, Grantor unconditionally agrees to deliver Immediately to Lender the Collateral or, alternatively, such substitute or replacement collateral security as may then be satisfactory to Lender.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor has granted a continuing security interest in the Collateral in favor of Lender to secure any and all present and future indebtedness of Grantor in favor of Lender, as may be outstanding from time to time, in principal, interest, costs, expenses, attorneys' fees and other fees and charges, with the continuing preferences and priorities provided under applicable Louisiana law.

DURATION. This Agreement shall remain in full force and effect until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.

GRANTOR'S OBLIGATIONS TO DELIVER COLLATERAL CERTIFICATES, DISTRIBUTIONS, ETC. In the event that Grantor should ever receive any: (a) certificates and/or instruments representing any of the Collateral, including without limitation, any certificates and/or instruments representing Collateral issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, or split-off of any renewal or refinancing of any Collateral; (b) options, warrants or rights, whether as an addition to or in substitution of, or exchange for, any of the Collateral, or otherwise; (c) distributions payable in property, including securities issued by third parties other than the Issuer(s) of the Collateral; (d) cash and/or cash equivalent interest or other distributions; and/or (e) proceeds and/or payments, whether in cash or otherwise, derived or to be derived from the sale, transfer, assignment - delivery or other distribution of the Collateral; then Grantor shall accept the same as Lender's agent, in trust for and on behalf of Lender, and Grantor shall deliver them forthwith to Lender in the exact form received, with Grantor's endorsement in blank, when necessary, and/or with Irrevocable Collateral powers duly executed by Lender in blank, with the same to be held in pledge by Lender, subject to the terms and conditions of this Agreement, as collateral security for repayment of the indebtedness, as heretofore stated.

LENDER'S RIGHT TO REGISTER COLLATERAL IN LENDER'S NAME. Grantor unconditionally agrees that Lender may, at Lender's sole and exclusive option, and at any time, whether or not an Event of Default has occurred or exists under this Agreement, require that the Collateral and any and all certificates issued thereunder, be registered in Lender's name or in the name of Lender's designated nominee. Grantor additionally agrees that, upon Lender's request, Grantor will cause the Collateral Issuer(s), transfer agent(s), or registrar(s) to effect such registration.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

     Ownership. Grantor at all times will continue to be the legal and lawful owner of the Collateral free and clear of all security interests, liens, Encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     Right to Pledge. Grantor has the right, power and authority to enter into this Agreement and to grant a continuing security Interest in the Collateral in favor of Lender.

     Authorization. Grantor's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under Grantor's Articles of Incorporation or Bylaws, or any agreement or other Instrument which may be binding upon Grantor, or under any law or governmental regulation or court decree or order applicable to Grantor and/or Grantor's properties.

     Perfection of Security Interest. Upon delivery of the Collateral to Lender, including without limitation delivery of the certificates and/or instruments evidencing and representing the Collateral, this Agreement shall create a valid first lien upon, and perfect a security interest in the Collateral subject to no prior security interest, lien, charge, Encumbrance or other agreement purporting to grant to any third party a security interest in the Collateral.

     Binding Effect. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

     Survivorship of Representations and Warranties. The foregoing representations and warranties and all other representations and warranties of Grantor under this Agreement shall be continuing in nature and shall survive the termination of this Agreement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender shall have the following rights in addition to all other rights it may have by law:

     Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

     Income and Proceeds from the Collateral. Lender shall have the right, whether or not an Event of Default exists under this Agreement, to directly collect and receive any and all income and Proceeds as such become due and payable. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all such Income and Proceeds that may be received by or that may be payable to Grantor. Grantor further unconditionally agrees that Lender shall have the right to notify the Issuer(s) of the Collateral and all other Obligors to pay and/or deliver such Income and Proceeds directly to Lender or Lender's nominee at an address to be designated by Lender, and to do any and all other things as Lender may deem necessary and proper, within Lender's sole discretion, to carry out the terms and intent of this Agreement. Lender shall have the further right, where appropriate, and within Lender's sole discretion, to file suit, either In Lender's own name or in the name of Grantor, to collect and/or enforce performance, payment and/or delivery of any and all such Income and Proceeds.

     Where it is necessary for Lender to enforce performance, payment and/or delivery of any such income and Proceeds from the Obligor therefor, Grantor unconditionally agrees that Lender may compromise or take such other actions, either In Grantor's name or in the name of Lender, as Lender may deem appropriate, within Lender's sole judgment, with regard to performance, collection and/or payment of the same, without affecting the obligations and liabilities of Grantor under this Agreement and/or any indebtedness secured hereby. in order to further permit the foregoing, Grantor agrees that Lender shall have the additional irrevocable rights, coupled with an Interest, to: (a) receive, open and dispose of all mail addressed to Grantor pertaining to any of the Collateral; (b) notify the postal authorities to change the address and delivery of mail addressed to Grantor pertaining to any of the Collateral to such address as Lender may designate; and (c) endorse Grantor's name on any and all notes, acceptances, checks, drafts, money orders or other Instruments of payment of such Income and Proceeds that may come into Lender's possession, and to deposit or otherwise collect the same, applying such funds to the unpaid balance of the indebtedness in the manner provided below.

     In the event that Grantor should, for any reason, receive any income and Proceeds subject to this Agreement, and Grantor should deposit such funds into one or more of Grantor's deposit accounts, no matter where located, Lender shall have the additional right following any Event of Default under this Agreement, to attach any and all of Grantor's deposit accounts in which such funds may have been deposited, whether or not any such funds were commingled with other funds of Grantor, and whether or not any such funds then remain on deposit in such an account or accounts. to this end, Grantor additionally collaterally assigns and pledges to Lender and grants to Lender a continuing security interest in and to any and all of Grantor's present and future rights, title and interest in and to any and all funds that Grantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other financial institutions, as well as money market accounts with other types of entities, in which Grantor at any time may deposit any such Income and Proceeds.

     Application of Cash. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as. Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the, indebtedness or such portion thereof as Lender shall choose, whether or not matured. Lender may alternatively and at its sole option and election hold such cash as additional "cash collateral" to secure the Indebtedness.

     Transactions with Others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change In terms or conditions, or (c) compromise, compound or release any obligation, with any one or more
     Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

     All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral Is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness Is created Is aware of or relies upon the Collateral.

EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses In connection with Lender's exercise of rights under this Agreement. if not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, Including without limitation all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for Insuring, maintaining and preserving the Collateral, Including without limitation, the purchase of Insurance protecting only Lender's Interest In the Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any payments to become due during either (i) the term of any applicable Insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be In addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or Its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation In value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, tenders. or similar matters relating to any of the Collateral, or (d) Informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

     Default Under Loan Agreement. Should an event of default occur or exist under the terms of Grantor's Loan Agreement in favor of Lender.

     Default under the Indebtedness. Should Grantor default In the payment of principal or interest under any of the indebtedness.

     Default under this Agreement. Should Grantor violate, or fall to comply fully with any of the terms and conditions of, or default under this Agreement.

     Default Under Other Agreements. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

     Other Defaults In Favor of Lender.  Should Grantor or any Guarantor default
     under  any  other  loan,  extension  of  credit,   security  agreement,  or
     obligation in favor of Lender.

     Default In Favor of Third Parties. Should Grantor or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property, or Grantor's or any Guarantor's ability to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the indebtedness.

     Insolvency.   Should  the  suspension,   failure  or  Insolvency,   however
     evidenced, of Grantor or any Guarantor occur or exist.

     Readjustment of Indebtedness. Should proceedings for readjustment of Indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Grantor or any Guarantor.

     Assignment for Benefit of Creditors. Should Grantor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     Receivership. Should a receiver of all or any part of Grantor's property, or the property of any Guarantor, be applied for or appointed.

     Dissolution   Proceedings.   Should  proceedings  for  the  dissolution  or
     appointment of a liquidator of Grantor or any Guarantor be commenced.

     False Statements. Should any representation or warranty of Grantor or any Guarantor made in connection with the indebtedness prove to be incorrect or misleading in any respect.

     Insecurity. Should Lender deem itself to be insecure with regard to repayment of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender, at its sole option, may accelerate the maturity and declare and demand immediate payment in full of any and all indebtedness secured hereby in principal, interest, costs, expenses, attorneys' fees and other fees and charges.

     Collect the Collateral. Collect any of the Collateral and, at Lender's option retain possession thereof while suing on the indebtedness.

     Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales, or through any exchange or broker, at such prices and on such terms as Lender may deem best, for cash or on credit or future delivery, without assumption of any credit risk, without any further demand or notice upon Grantor for performance, without appraisal, without the Intervention of any court and without any formalities other than those provided herein. For purposes of selling the Collateral, Lender has been and Is hereby made and constituted the agent of Grantor, such agency being coupled with an Interest. Unless the Collateral is perishable or threatens to decline speedily in value or Is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale Is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication In any newspaper of general circulation in the parish or county where the Collateral Is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale. Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner If It is made consistent with the standard of similar sales of collateral by commercial banks In Lafayette, Louisiana.

     Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies, at any time, and from time to time, whether or not an Event of Default has occurred or exists: (a) register with any Issuer or broker or other securities Intermediary any of the Collateral consisting of Investment property or financial assets (collectively herein, 'Investment property") In Lender's sole name or In the name of Lender's broker, agent or nominee; (b) cause any Issuer, broker or other securities Intermediary to deliver to Lender any of the Collateral consisting of securities, or Investment property capable of being delivered; (c) enter Into a control agreement or power of attorney with any Issuer or securities Intermediary with respect to any Collateral consisting of Investment property, on such terms as Lender may deem appropriate, In Its sole discretion. Including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (d) execute any such control agreement on behalf of and In the name of Grantor, with Grantor hereby irrevocably appointing Lender as Its agent and attorney-4n-fact, coupled with an Interest, for the purpose of executing such control agreement on behalf of Grantor; (e) exercise any and all rights of Lender under any such control agreement or power of attorney; (f) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (g) collect, with or without legal action, and Issues receipts concerning, any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of Investment property. Any control agreement entered with respect to any Investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to Instruct the Issuer, broker or other securities Intermediary to take or to refrain from taking such actions with respect to the

     Investment property as Lender may Instruct, without further notice to or consent by Grantor. Such actions may Include without limitation the Issuance of entitlement orders, account Instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to Instruct the Issuer, broker or securities Intermediary to sell or to liquidate any Investment property, or to pay the cash surrender or account termination value with respect to any and all Investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender In "control" of such Investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to Issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of Investment collateral, In conformance with the provisions of the Uniform Commercial Code.

     Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

     Specific Performance. Lender may, in addition to the foregoing remedies, or in lieu thereof, and in Lender's sole discretion, commence an appropriate action or actions against Grantor seeking specific performance of any covenants contained herein, or in aid of the execution or enforcement of any power herein granted.

     Transfer Title. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor Irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and Instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Louisiana Commercial Laws (La. R.S. 10: 9-101, at seq.), at law, In equity, or otherwise.

     Application of Proceeds and Payments. Any and all proceeds, interest, profits, and income and Proceeds that Lender actually receives and collects, whether resulting from the public or private sale of the Collateral and/or collection or exercise of any of Lender's rights provided hereunder, shall be applied first to reimburse Lender for its costs of collecting the same (including, but not limited to, any attorneys' fees incurred by Lender and Lender's court costs, whether or not there is a lawsuit, Including any fees on appeal incurred by Lender In connection with the collection or sale of the Collateral), with the balance being applied to principal, interest, costs, expenses, attorneys' fees and other fees and charges under the Indebtedness, in such order and with such preferences and priorities as Lender shall determine within its sole discretion.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise Its remedies. Nothing under this Agreement or otherwise shall be construed so as to not affect Lender's right to declare a default and to exercise its remedies. Nothing under this agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies. Nothing under this Agreement or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any Guarantor and/or to proceed against any other collateral directly or indirectly

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
ASSIGNMENT OF INDEBTEDNESS; TRANSFER OF COLLATERAL. Grantor hereby recognizes and agrees that Lender may assign all or any portion of the Indebtedness to one or more third party creditors. Such transfers may Include, but are not limited to, sales of participation Interests in the Indebtedness. Grantor specifically agrees and consents to all such transfers and assignments and further waives any subsequent notice of such transfers or assignments as may be provided under applicable Louisiana law. Grantor additionally agrees that any and all of Grantor's other and future loans, extensions of credit, liabilities and obligations In favor of such a third party assignee will be secured by the Collateral. Grantor further agrees that Lender may transfer all or any portion of the Collateral to such a third party assignee, in which case Lender will be fully released from any and all of Lender's obligations and responsibilities to Grantor with regard to the transferred Collateral. Any third party creditor to whom the Collateral is transferred will acquire all of Lender's rights and powers with respect to the transferred Collateral, with Lender retaining all powers and rights with regard to any of the Collateral which Is not transferred to another party.

PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor agrees to appear In and to defend all actions or proceedings purporting to affect Lender's security rights and Interests granted under this Agreement. In the event that Lender elects to defend any such action or proceeding, Grantor agrees to reimburse Lender for Lender's costs associated therewith, Including without limitation, Lender's attorneys' fees, which additional costs and expenses shall be secured by this Agreement.

INDEMNIFICATION OF LENDER. Grantor agrees to Indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation, Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or Incurred by Lender, arising out of or In any manner occasioned by this Agreement or the rights and remedies granted to Lender hereunder. The foregoing Indemnity provision shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing Indemnity provision shall further survive In the event that Lender elects to exercise any of the remedies as provided under this Agreement following any Event of Default hereunder.

ADDITIONAL OBLIGATIONS OF GRANTOR. Grantor shall have the following additional obligations under this Agreement:

     Additional Collateral. In the event that any of the Collateral should at any time decline In value or become unsatisfactory to Lender for any reason, Grantor agrees to Immediately provide Lender with such additional collateral security as may then be acceptable to Lender.

     No Sale or Encumbrance. As long as this Agreement remains In effect, Grantor unconditionally agrees not to sell, option, assign, pledge, or create or permit to exist any lion or security Interest In or against any of the Collateral In favor of any person other than Lender.

     No Settlement or Compromise of Rights. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of Grantor's Collateral.

     Notice to Obligors. Upon request by Lender, Grantor will immediately notify Individual obligors under Grantor's Collateral and/or Rights, advising such obligors of the fact that their obligations have been collaterally assigned and pledged to Lender. - In the event that Grantor should fail to provide such notices for any reason, upon request by Lender, Grantor agrees that Lender may forward appropriate notices to such obligors, either In Lender's name or In the name of Grantor.

     Additional Pledge Agreement; Effect. Grantor acknowledges and agrees that Grantor may, from time to time, one or more times, enter Into additional pledge and security agreements with Lender under which Grantor may undertake to pledge or grant to Lender a security interest In the same Collateral. Grantor further acknowledges and agrees that the execution of such additional agreements, Including any such agreements now in effect, will not have the effect of cancelling, novating or otherwise modifying this Agreement; It being Grantor's full Intent and agreement that all such pledge agreements (including this Agreement) shall be cumulative In nature and shall remain In full force and effect until expressly cancelled by Lender under a written cancellation Instrument delivered to Grantor.

     Additional Documents. Grantor agrees, at any time, from time to time, one or more times, upon written request by Lender, to execute and deliver such further documents and do such further acts and things as Lender may reasonably request, within Lender's sole discretion, to effect the purposes of this Agreement.

     Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral.

EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors of the Indebtedness, on a "solidary" or "Joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other collateral directly or Indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or remain liable to Lender, and/or of releasing any Collateral or other collateral that Is not expressly released by Lender.

Grantor additionally agrees that Lenders acceptance of payments other than In accordance with the terms of any agreement, or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or parties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or of releasing any of the Collateral or other collateral directly or indirectly securing repayment of the Indebtedness.

In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, It being Grantor's Intent and agreement that Lender's rights and remedies shall be cumulative In nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance In writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default. None of the warranties, conditions, provisions and terms contained In this Agreement or any other agreement, document, or Instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, Lender's agents, officers or employees; but only by an Instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth In this Agreement. No alteration of or amendment to this Agreement shall be effective unless given In writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of Louisiana. This Agreement shall be governed by and construed In accordance with the laws of the State of Louisiana.

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
     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, Including attorneys' fees and Lender's legal expenses, Incurred In connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses Include Lender's attorneys' fees and legal expenses whether or not there Is a lawsuit, Including attorneys' fees and legal expenses for bankruptcy proceedings (and Including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to Interpret or define the provisions of this Agreement.

     Notices. To give Grantor any notice required under this Agreement, Lender may hand deliver or mail such notice to Grantor. Lender will deliver or mall any notice to Grantor (or any of them if more than one) at any address which Grantor may have given Lender by written notice as provided in this paragraph. In the event that there is more than one Grantor under this Agreement, notice to a single Grantor shall be considered as notice to all Grantors. To give Lender any notice under this Agreement, Grantor (or any Grantor) shall mall the notice to Lender by registered or certified mall at the address specified In this Agreement, or at any other address that Lender may have given to Grantor (or any Grantor) by written notice as provided In this paragraph. All notices required or permitted under this Agreement must be In writing and will be considered as given on the day It Is delivered by hand or deposited In the U.S. Mail, by registered or certified mall to the address specified In this Agreement.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however. If the offending provision cannot be so modified, It shall be stricken and all other provisions of this Agreement In all other respects shall remain valid and enforceable.

     Sole Discretion of Lender. Whenever Lenders consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

     Successors and Assigns Bound; Solidary Liability. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administrators, executors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 18, 1998.

GRANTOR:

AMERICAN FIRE RETARDANT CORPORATION

/s/ Angela M. Raidl
---------------------------------------------
By: ANGELA M. RAIDL, EXECUTIVE VICE PRESIDENT

                                    Page 11